Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2011 Charles R. Cox, Chairman & CEO Joseph E. Milliron, President & COO Robert S. Muff, Principal Financial Officer Exhibit 99.2

Certain of the Company’s statements in this presentation are not purely historical, and as such are “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995. These include statements regarding management’s plans, beliefs, expectations, intentions or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the
Company’s business, and other risks and uncertainties detailed most recently in this presentation and the Company’s Form 10-K as of December 31, 2011 filed with the
Securities and Exchange Commission. One or more of these factors could affect the
Company’s business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-
looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the Company, or any other person, that the objectives and plans of the Company will be achieved.  All forward-looking statements made in this presentation are based on information presently available to management, and the Company assumes no obligation to update any forward-
looking statements.

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2011 Charles R. Cox, Chairman & CEO 3

Full Year
•
Revenues up $30.3 million
•
Operating income up $2.3 million, excluding restructuring and impairment costs
•
Net income up $1.5 million, excluding restructuring, impairment costs and non-recurring tax related benefits
•
Not satisfied with full year or fourth quarter results relative to potential
•
Identified issues were specific, not fundamental in nature, and currently being addressed
•
Significant internal investment planned for 2012 and 2013 to support Service Line and Geographic Growth Strategies
Financial Overview

•
Positive trends continuing in Americas, UK and Australia
•
Unclear direction in Central Europe, Scandinavia
•
Cautious optimism continues
•
Still not counting on consistently better markets
Business Conditions

•
Service Line (“SL”) Strategies initiated
•
Investment to support SL Strategies planned for 2012 and 2013
•
Orange Way Matrix organizational concept in place
•
Values, Culture Change and Overall Growth Strategies Unchanged
•
Corporate HQ move to Houston, Texas on schedule
Strategic Update

•
Continue to get closer to our Customers and their needs
•
Finalize “Orange Way” Global Matrix Organization
•
Appoint Service Line Teams to Implement “World Leader Vision”
•
Assemble Senior Marketing, Operations & Support Leadership in
new Houston HQ
•
Embed “Orange Code” Culture, Drive Growth Strategies & Project
Execution Excellence
2012 Priorities

To safely and ethically establish
Furmanite as the World leader in all our
Service Lines by 2014, through
Innovation, Global Teamwork, Market
Dominance, Project Excellence and
Customer Service Perfection.
“The World Leader in All Service Lines by
2014”

Furmanite Vision

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2011 Financial Review Robert S. Muff, Principal Financial Officer 9

Consolidated Income Statements
($ in 000s except percentages and per share amounts) (Unaudited)

For the Three Months Ended
December 31,
2011
% of
Rev
2010
% of
Rev
Change
Revenues $       81,814
100.0%
$      75,070
100.0%
$       6,744
Operating costs 57,600
70.4%
51,115
68.1%
6,485
Depreciation and amortization expense 1,951
2.4%
1,723
2.3%
228
Selling, general and administrative expense 16,819
20.6%
16,268
21.7%
551
Operating income, excluding restructuring costs 5,444
6.7%
5,964
7.9%
(520)
Restructuring and impairment costs 947
1.2%
997
1.3%
(50)
Operating income 4,497
5.5%
4,967
6.6%
(470)
Interest and other income (expense), net (286) (208) (78)
Income before income taxes 4,211 4,759 (548)
Income tax expense (benefit) (7,005) 1,035 (8,040)
Net income $       11,216 $        3,724 $      7,492
Diluted EPS $         0.30 $         0.10 $        0.20
Adjusted Diluted EPS* $         0.12 $         0.13 $       (0.01)
* Excludes $0.1 million of restructuring charges, net of tax, $0.9 million impairment charge and $7.7 million income tax benefit from valuation allowance reversal in the United States for the three months ended December 31, 2011.  Excludes $1.0 million of restructuring charges for the three months ended December 31, 2010.

Consolidated Income Statements
($ in 000s except percentages and per share amounts)

For the Twelve Months Ended
December 31,
2011
% of
Rev
2010
% of
Rev
Change
Revenues $     316,207
100.0%
$     285,953
100.0%
$      30,254
Operating costs 218,132
69.0%
192,595
67.4%
25,537
Depreciation and amortization expense 8,231
2.6%
6,490
2.3%
1,741
Selling, general and administrative expense 68,176
21.6%
67,495
23.6%
681
Operating income, excluding restructuring costs 21,668
6.9%
19,373
6.8%
2,295
Restructuring and impairment costs 1,217
0.4%
5,713
2.0%
(4,496)
Operating income 20,451
6.5%
13,660
4.8%
6,791
Interest and other income (expense), net (1,143) (394) (749)
Income before income taxes 19,308 13,266 6,042
Income tax expense (benefit) (4,662) 3,780 (8,442)
Net income $       23,970 $        9,486 $      14,484
Diluted EPS $          0.64 $         0.26 $        0.38
Adjusted Diluted EPS* $          0.44 $         0.40 $        0.04
* Excludes $0.3 million of restructuring charges, net of tax, $0.9 million impairment charge and $8.9 million income tax benefits from valuation allowance reversal in the United States and acquisition related tax benefit for the twelve months ended December 31, 2011. Excludes
$5.2 million of restructuring charges, net of tax for the twelve months ended December 31, 2010.

Adjustments for Currency Rates
2011 amounts at 2010 exchange rates
($ in 000s except percentages) (Unaudited)

For the Three Months Ended For the Twelve Months Ended
December 31, December 31,
2011 2010
Change
2011 2010
Change
Revenues $    81,814 $    75,070
$    6,744
$   316,207 $    285,953
$   30,254
Currency adjusted revenues $    82,040 $    75,070
$    6,970
$   306,445 $    285,953
$   20,492
Operating income $      4,497 $      4,967
$     (470)
$     20,451 $      13,660
$     6,791
Currency adjusted operating income $      4,470 $      4,967
$     (497)
$     19,300 $      13,660
$     5,640
Net income $    11,216 $      3,724
$     7,492
$     23,970 $        9,486
$   14,484
Currency adjusted net income $    11,309 $      3,724
$   7,585
$     23,702 $        9,486
$   14,216

Revenues Adjusted for Currency Rates
2011 amounts at 2010 exchange rates
($ in 000s except percentages) (Unaudited)

For the Twelve Months Ended
December 31,
2011 2010
Change
Revenues
Americas $   158,515 $    135,174
$ 23,341 17%
EMEA 118,649 109,373
9,276 8%
Asia-Pacific 39,043 41,406
(2,363) -6%
Total revenues $  316,207 $    285,953
$ 30,254 11%
Currency adjusted revenues:
Americas $   158,182 $    135,174
$  23,008 17%
EMEA 113,199 109,373
3,826 3%
Asia-Pacific 35,064 41,406
(6,342) -15%
Total currency adjusted revenues $  306,445 $    285,953
$  20,492 7%

Allocation of headquarter costs based on revenues
($ in 000s except percentages) (Unaudited)

For the Twelve Months Ended
December 31, 2011
Americas EMEA
Asia-
Pacific
Corporate
& Other Total
Operating income $ 19,717 $    8,995 $   5,404 $   (13,665) $  20,451
Allocation of headquarter costs (6,763) (5,205) (1,697) 13,665 –
Adjusted operating income $  12,954 $   3,790 $     3,707 – $   20,451
For the Twelve Months Ended
December 31, 2010
Americas EMEA
Asia-
Pacific
Corporate
& Other Total
Operating income $     16,208 $    1,970 $  10,891 $  (15,409) $  13,660
Allocation of headquarter costs (7,228) (5,983) (2,198) 15,409 –
Adjusted operating income (loss) $    8,980 $  (4,013) $     8,693 – $   13,660

Adjustments for Currency Rates
2011 amounts at 2010 exchange rates
($ in 000s) (Unaudited)

For the Twelve Months Ended
December 31,
2011 2010
Change
Operating income (loss) after allocation of headquarter
costs:
Americas $     12,954   $    8,980
$     3,974
EMEA 3,790 (4,013)
7,803
Asia-Pacific 3,707 8,693
(4,986)
Total operating income after allocation of
headquarter costs $    20,451 $   13,660
$     6,791
Currency adjusted operating income (loss) after
allocation of headquarter costs:
Americas $     12,859 $    8,980
$     3,879
EMEA 3,318 (4,013)
7,331
Asia-Pacific 3,123 8,693
(5,570)
Total currency adjusted operating income after
allocation of headquarter costs $     19,300 $   13,660
$    5,640

Condensed Consolidated Balance Sheets
($ in 000s)

December 31, December 31,
2011 2010 Change
Cash $            34,524 $            37,170 $       (2,646)
Trade receivables, net 71,508 63,630 7,878
Inventories 26,557 24,366 2,191
Other current assets 13,171 5,951 7,220
Total current assets 145,760 131,117 14,643
Property and equipment, net 34,060 30,720 3,340
Other assets 27,412 20,264 7,148
Total assets $         207,232 $         182,101 $     25,131
Total current liabilities $            41,999 $            42,936 $      (937)
Total long-term debt 31,051 30,085 966
Other liabilities 15,293 10,992 4,301
Total stockholders' equity 118,889 98,088 20,801
Total liabilities and
stockholders' equity $        207,232 $        182,101 $     25,131

Condensed Consolidated Cash Flows
($ in 000s)

For the Twelve Months Ended
December 31,
2011 2010 Change
Net income $      23,970 $      9,486 $      14,484
Depreciation, amortization and other non-cash items 921 7,661 (6,740)
Working capital changes (17,003) (9,311) (7,692)
Net cash provide by operating activities 7,888 7,836 52
Capital expenditures (6,450) (7,312) 862
Acquisition of assets and business (4,073) (350) (3,723)
Payments on debt (207) (237) 30
Other, net 407 1,230 (823)
Effect of exchange rate changes on cash (211) (114) (97)
(Decrease) increase in cash and cash equivalents (2,646) 1,053 (3,699)
Cash and cash equivalents at beginning of year 37,170 36,117 1,053
Cash and cash equivalents at end of year $      34,524 $       37,170 $       (2,646)

Furmanite Corporation QUARTER AND YEAR ENDED DECEMBER 31, 2011 Operations Review Joseph E. Milliron, President and Chief Operating Officer 18

at December 31, 2011
•
1,646 total employees, including temporary technicians
– 7 less than December 31, 2010
•
1,201 technicians, including temporary technicians
– 11 higher than December 31, 2010
•
445 selling, general and administrative (SG&A) personnel
– 18 less than December 31, 2010
Costs aligned with revenues

As of December 31, 2011 20

Total Americas EMEA APAC
On-line Services  4
th
Qtr. 2011 $   34,410 $   18,462 $  12,220 $    3,728
On-line Services  4
th
Qtr. 2010 29,052 15,240 10,457 3,355
Variance $     5,358 $    3,222     $    1,763     $       373
On-line Services  YTD 2011 $   124,836 $  67,139 $  43,909 $    13,788
On-line Services  YTD 2010 104,651 51,076 37,051 16,524
Variance $     20,185 $   16,063     $   6,858     $   (2,736)
Business and Geographic Data – On-line¹ Services Revenues
($ in 000’s) (Unaudited)
1
Formerly referred to as under-pressure services

Business and Geographic Data – Off-line¹ Services Revenues
($ in 000’s) (Unaudited)

1
Formerly referred to as turnaround services
Total Americas EMEA APAC
Off-line Services  4
th
Qtr. 2011 $    34,622 $    18,632 $    11,110 $     4,880
Off-line Services  4
th
Qtr 2010 35,218 18,625 11,520 5,073
Variance $      (596)       $           7     $      (410)     $   (193)
Off-line Services  YTD 2011 $   137,883 $    66,785 $    50,147 $    20,951
Off-line Services  YTD 2010 132,171 61,601 50,674 19,896
Variance $     5,712 $      5,184 $     (527) $      1,055

Furmanite Corporation Review of 2011 March 6, 2012 www.furmanite.com 23